EXHIBIT 1

     Additional Reports of Independent Accountants in respect of certain portions of the Registrant's audited Consolidated Financial Statements as at December 31, 2001

                   [ LETTERHEAD OF PRICEWATERHOUSECOOPERS ]

                                                  29th Floor, Philamlife Tower
                                                  8767 Pasco de Roxas
                                                  1236 Makati City, Philippines
                                                  Telephone 63(2) 845 2728
                                                  Facsimile 63(2) 845 2806



                        REPORT OF INDEPENDENT ACCOUNTANTS

         We have audited the accompanying special-purpose standard parent company forms balance sheets of ECI Telecom (Philippines) Inc. as of December 31, 2001 and 2000, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the accompanying special-purpose standard parent company forms financial statements referred to above present fairly, in all material respects, the financial position of ECI Telecom (Philippines), Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America as modified by the instructions received from the parent company as stated in the parent company's "Financial Reporting" procedure.

         We have audited the segmental statements of income for the year ended December 31, 2001 as presented in note YTD of the reporting package.

         In our opinion, the segmental statement of income present fairly, in all material respects and conformity with accounting principles generally accepted in the United States of America, the results of its operations by segments for the year ended December 31, 2001.

         /s/ PricewaterhouseCoopers

         Makati City, Philippines
         February 4, 2002

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


         We have audited the accompanying balance sheets of ECI Telecom GmbH, Oberursel, Germany, as of December 31, 2001 and 2000, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ECI Telecom GmbH, Oberursel, Germany, as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

         We have audited the segmental statements of income for the year ended December 31, 2001 as presented in note YTD of the reporting package.

         In our opinion, the segmental statement of income present fairly, in all material respects and conformity with accounting principles generally accepted in the United States of America, the results of its operations by segments for the year ended December 31, 2001.



         KPMG
         January 31, 2002

         /s/ KPMG Deutsche Trenkand-Giessellschaft AG
         --------------------------------------------

                                BLICK ROTHENBERG
                                ----------------
                              CHARTERED ACCOUNTANTS

                   13 YORK GATE, REGENTS PARK, LONDON NW1 4QS
               TELEPHONE +44(0)20 7486 0111 FAX +44(0)20 7955 6852
                         EMAIL mail@blickrothenberg.com



                INDEPENDENT AUDITOR'S REPORT TO THE DIRECTORS OF
                            ECI TELECOM (UK) LIMITED



         We have audited the accompanying balance sheets of ECI Telecom (UK) Limited as of December 31, 2001 and 2000, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ECI Telecom
         (UK) Limited as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


         /s/ Blick Rothenberg
         ----------------------                                5 February 2002
         Blick Rothenberg
         Chartered Accountants                                 12 York Gate
         Registered Auditors (UK)                              Regent's Park
                                                               London NW1 4QS
                                                               United Kingdom

                    [ LETTERHEAD OF PRICEWATERHOUSECOOPERS ]

                                                 18th Floor Beijing Kerry Centre
                                                 1 Guang Hua Lu
                                                 Chao Yang District
                                                 Beijing 100020
                                                 People`s Republic of China
                                                 Telephone +86(10) 6561 2233
                                                 Facsimile +86(10) 8529 9000



         28 January 2002

         KPMG Somekh Chaikin
         Mr. Guy Anaroni / Mr. Itai Gotlib
         Certified Public Accountants (Israel)
         17 Ha'arba'a St.
         Post Office 609
         Tel Aviv, 61006, Israel

                        REPORT OF INDEPENDENT ACCOUNTANTS

         We have audited the accompanying special-purpose standard ECI Telecom Ltd. forms (hereafter "the forms") for ECI Telecom Beijing Office expressed in RMB and USD as of and for the year ended December 31, 2001. The forms are the responsibility of ECI Telecom Beijing Office management. Our responsibility is to express an opinion on the forms based on our audit.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the forms are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the forms. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of financial information on the forms. We believe that our audits provide a reasonable basis for our opinion.

         The accompanying special-purpose standard company forms have been prepared solely to enable ECI Telecom Ltd. to prepare consolidated financial statements and not to report on ECI Telecom Beijing Office as a separate entity. Accordingly, the forms are not intended to present fairly the financial position of ECI Telecom Beijing Office as of December 31, 2001, or the results of its operations or its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

         However, in our opinion, based on our audits, the accompanying special-purpose standard company forms for ECI Telecom Ltd. as of and for the year ended December 31, 2000 have been properly prepared, in all material respects, to give the information required to be shown in accordance with the procedures contained in the "Financial Reporting" procedures as instructed by the parent company.

         /s/ PricewaterhouseCoopers
         --------------------------
         PRICEWATERHOUSECOOPERS
         Beijing, China

                            YOAV MARK LEWIS B.Com CA FTIA
                            -----------------------------
                              Chartered Accountant

                           1. INDEPENDENT AUDITORS' REPORT
                           -------------------------------


         We have audited the accompanying balance sheets of ECI Telecom (AUS) Pty Ltd, as of December 31, 2001 and 2000, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ECI Telecom
         (AUS) Pty Ltd, as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

         We have audited the segmental statements of income for the year ended 31 of December 2001 as presented in note YTD of the reporting package.

         In our opinion, the segmental statement of income present fairly, in all material respects and conformity with accounting principles generally accepted in the United States of America, the results of its operations by segments for the year ended 31 of December 2001.

         [Signature]       /s/ Yoav Mark Lewis
                           ------------------------
         [Date]            01/02/2002

         Suite 501, Level 5, 35 Spring Street
         Bondi  Junction,  NSW 2022,  POBox 800
         Bondi  Junction  NWW  1355,  Fax 02 9389 9091
         Phone  02-8383  4400 info@yoav.com.au

         HOBERMAN, MILLER,
                 GOLDSTEIN & LESSER, P.C.
         CERTIFIED PUBLIC ACCOUNTANTS
                                                         226 WEST 26TH STREET
                                                      NEW YORK, NY 10001-6785
                                            (212) 463-0900 FAX (212) 691-6452

         ----------------------------------------------------------------------


                         INDEPENDENT ACCOUNTANTS' REPORT

         To Lightscape Networks Ltd.

         We have audited the accompanying special-purpose standard parent company forms, which include balance sheet information of Lightscape Networks, Inc. as of December 31, 2001, and the related income statement, changes in shareholder's equity and cash flow information for the year then ended, all expressed in U.S. dollars, as well as the accompanying related notes (hereinafter "the Forms"). These forms are the responsibility of the Company's management. Our responsibility is to express an opinion on these Forms based on our audit.

         The accompanying Forms have been prepared solely to enable Lightscape Networks, B.V. to prepare consolidated financial statements and not to report on Lightscape Networks, Inc. as a separate entity.

         Except as discussed in the following paragraph, we conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Forms are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Forms. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the forms. We believe that our audits provide a reasonable basis for our opinion.

         We were unable to obtain sufficient evidence regarding the issuance of capital stock and stock options of the Company including stock based compensation, if any.

         The accompanying Forms do not include all of the financial statement disclosures required by accounting principles generally accepted in the United States of America.

         In our opinion, except for the omission of the information discussed in the preceding paragraph, and except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to examine evidence regarding the issuance of capital stock and stock options of the Company, the Forms referred to above present fairly, in all material respects, the financial position of Lightscape Networks, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

         This reported is intended solely for the information and use of Lightscape Networks, B.V. and its auditors in the preparation of the consolidated financial statements, and should not be used for any other purposes.

         /s/ Hoberman, Miller, Goldstein & Lesser, P.C.
         ----------------------------------------------
         January 14, 2002

                    [ LETTERHEAD OF LEO JEGARD & ASSOCIES ]

                                                      23, rue du Clos d'Orleans
                                                     F 94120 Fontenay sous Bois
                                                         Tel.: 01 48 73 69 91
                                                          Fax: 01 48 75 40 43
                                                 Ek-mail:  bienvenue@jegard.com
Leo  JEGARD
Marie-Therese  JEGARD
Francois  JEGARD
Jena-Pierre  LAGAY
Franck NACCACHE
Pierre-Bernard WILLOT
Experts Comptables Diplomes
Commissaires aux Comptes

                         1. INDEPENDENT AUDITORS' REPORT
                         -------------------------------


         We have audited the accompanying balance sheets of ECI TELECOM sarl FRANCE as of December 31, 2001 and 2000, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ECI TELECOM sarl France as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

         We have audited the segmental statements of income for the year ended 31 of December 2001 as presented in note YTD of the reporting package.

         In our opinion, the segmental statement of income present fairly, in all material respects and conformity with accounting principles generally accepted in the United States of America, the results of its operations by segments for the year ended 31 of December 2001.

         PIERRE BERNARD WILLOT
         INDEPENDENT PUBLIC ACCOUNTANT

         February 5, 2002


         /s/ Pierre Bernard Willot
         -------------------------


     [ KPMG LOGO ]

     KPMG Auditores Independentes

     Mail address                   Office address                     Central tel 55 (11) 3067.3000
     Caixa Postal 2467              R. Dr. Renato Paes de Barros, 33   Fax National (11) 3079.3752
     01060-970 Sao Paulo SP         04530-904 Sao Paulo SP             International 55 (11) 3079.2916
     Brasil                         Brasil



   1     INDEPENDENT AUDITORS' REPORT



         TO  ECI TELECOM LTD.


         We have audited the accompanying special purpose standard parent company forms balance sheet of ECI Telecom do Brasil Ltda. (hereinafter "the Company") as of December 31, 2001, and the related statements of income, for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, except that the omission of the cash flow statement and the statements of changes in shareholders' equity from the financial statement stated above results in an incomplete presentation, the special-purpose standard parent company forms balance sheet referred to above present fairly, in all material respects, the financial position of ECI Telecom do Brasil Ltda. as of December 31, 2001, and the results of its operations for the year then ended in conformity with accounting principles generally accepted in the United States of America.



         January 28, 2002

         /s/ Jeremy Taylor
         -----------------

         Jeremy Taylor
         Partner

                                               [ DELOITTE & TOUCHE LOGO ]

   Denetim Serbest
   Mali Musavirlik A.S.
   Irah Caddesi 33/4 06700
   Gaziosmanpasa-Ankara
   Turkiye

   Tel: (312) 427 62 35
   Fax: (312) 427 62 02
   www.deloitte.com.tr


         TO THE BOARD OF DIRECTORS
         ECI TELECOM LTD.

         ANKARA


                                               INDEPENDENT AUDITORS' REPORT


          1. We have audited the accompanying special-purpose balance sheet presented on standard parent company forms of ECI Telekom Limited Sirkety ("ECI Turkey" or the "Company"), a Turkish Limited Company, as of 31 December 2001, and the related statements of income, changes in shareholders' equity and cash flows for the year then ended, all expressed in Turkish Liras and U.S. dollars (U.S.$), as well as the accompanying related notes presented on standard company forms and expressed only in U.S. dollars (hereinafter - "the forms"). These forms are the responsibility of the Company's management. Our responsibility is to express an opinion on "the forms" and attached financial statements based on our audit.

          2. We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US-GAAS). Those require that we plan and perform the audit to obtain reasonable assurance about whether the forms are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the forms. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial information on the forms. We believe that our audit provides a reasonable basis for our opinion.

          3. We have been appointed as independent auditors of the Company in the year 2002 and were unable to attend the physical verification of assets (cash, inventory) at 31 December 2001. It was not practicable to satisfy ourselves as to the existence of these assets by alternative procedures. Moreover, any error in year-end inventory quantities would also affect cost of goods sold.

          4. As of the date of this report, ECI Turkey has not finalized the closing of its statutory accounts and has not prepared its final statutory financial statements as of December 31, 200l. Accordingly, the financial statements prepared on standard Company forms are based on a provisional trial balance in Turkish lira and certain out of book entries, and translated into U.S. dollars. Therefore, the reporting financial statements do not contain any adjustments that might have been noted had our audit been performed on the Company's final statutory financial statements. The Company management does not expect any material changes.

          5. The accompanying Parent Company forms have been prepared solely to enable the Parent Company to prepare the consolidated financial statements and not to report on ECI Telekom Limited Sirkety as a separate entity. Accordingly, the forms are not intended to present fairly the financial position of the Company as of December 31, 2001, or the results of its operations or its cash flows for the year then ended as a stand-alone entity in conformity with accounting principles generally accepted in the United States.

          6. Because of the current business conditions, ECI Telecom Israel, the Parent Company is in the process of reaching a decision as to the discontinuation of the operations of ECI Telecom Limited Turkey in the year 2002. As of the audit date, the timing of this operation is still uncertain. The accompanying financial statements do not include a provision for discontinuation costs and in all other respects the financial statements are prepared on a going concern basis.

          7. The Company purchases equipment from ECI Wireless Systems Ltd. using loans granted by the ECI Wireless Systems Ltd. which is located in Israel. The amount of loan granted in 2001 amounts to USD 3,139,960. According to Turkish Tax Legislation, loans originated abroad are subject to Resource Utilization Fund at a rate of 6%. However, the Company has neither declared nor paid this fund for the transactions that occurred in 2001.

          8. In our opinion, based on our audit, except for such adjustments as may be necessary in respect of the matters discussed in the paragraphs above, the accompanying forms referred to above have been prepared in all material respects to give the information required to be shown in accordance with the "Financial Reporting" procedures as instructed by the Parent Company and do not require adjustment. In addition, these forms are in conformity with generally accepted accounting principles in the United States as modified by the instructions received from the Parent Company as stated in the aforementioned "Financial Reporting" procedure.

          9. This report is intended solely for the information and use of the parent company and its auditors in the preparation of the consolidated financial statements, and should not be used for any other purpose.

         Ankara, 24 January 2002

              /s/ Denetim Serbest Mali Musavirlik A.S.
              ----------------------------------------

              Denetim Serbest Mali Musavirlik A.S.
              Member Firm of DELOITTE TOUCHE TOHMATSU

         [ LETTERHEAD OF GOLDSTEIN LEWIN & CO. ]




                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


         To the Board of Directors
         ECI Telecom, Inc. and Subsidiary
         Fort Lauderdale, Florida


         We have audited the accompanying consolidated balance sheets of ECI Telecom, Inc. and subsidiary as of December 31, 2001 and the related statements of operations, shareholder's deficit and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ECI Telecom, Inc. and subsidiary, as of December 31, 2001, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

         The Company is a member of a group of affiliated entities and, as more fully described in notes 2 and 4 to the accompanying consolidated financial statements, is dependent on the Parent for working capital funding.

         /s/ Goldstein Lewin & Co.
         -------------------------

         Boca Raton, Florida
         January 29, 2002

         1900 NW Corporate Blvd E-300
         Boca Raton, Florida 33431
         Tel (561) 994-5054
         FAX  (561) 241-0071

         [ LETTERHEAD OF GOLDSTEIN LEWIN & CO. ]



                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


         To the Board of Directors
         ECI Telecom-NGTS, Inc.
           and Subsidiary
         Fort Lauderdale, Florida


         We have audited the accompanying consolidated balance sheets of ECI Telecom-NGTS, Inc. and subsidiary as of December 31, 2001 and the related consolidated statements of operations, shareholder's deficit and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ECI Telecom-NGTS, Inc. and subsidiary, as of December 31, 2001, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

         The Company is a member of a group of affiliated entities and, as more fully described in notes 2 and 4 to the accompanying consolidated financial statements, is dependent on the Parent for working capital funding.

         /s/ Goldstein Lewin & Co.
         -------------------------

         Boca Raton, Florida
         January 26, 2002

         1900 NW Corporate Blvd E-300
         Boca Raton, Florida 33431
         Tel (561) 994-5054
         FAX  (561) 241-0071

   [ MAZARS LOGO ]
   ----------------------------------------------------------------------------

                                                   MAZARS PAARDEKOOPER HOFFMAN
   Board of Directors
   ECI Telecom Ltd.
   P.O. Box 3083
   PETAH TIKVA 49130
   Israel

                                                   Amsterdam, January 28, 2002
                                                              213845/011RB/JdB

   Dear Sirs,

   We have audited the accompanying balance sheets of ECI Telecom Holdings B.V. as of December 31, 2001 and 2000, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ECI Telecom Holdings B.V. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

   We have audited the segmental statements of income for the year ended 31 of December 2001 as presented in note YTD of the reporting package.

   In our opinion, the segmental statement of income present fairly, in all material respects and conformity with accounting principles generally accepted in the United States of America, the results of its operations by segments for the year ended 31 of December 2001.

   Yours sincerely

   MAZARS PAARDEKOOPER HOFFMAN

   /s/ Jacques Noach
   -----------------

   Drs. J.D.G. Noach RA
  (Jacques.noach@mazars.nl)

Queens Towers - Wilheminatoren - Delflandlaan 1, Postbus 7266-1007/G, Amsterdam
Tel  020 20 60 500    FAX  020 64 051  amsterdam@mazars.nl

   [ MAZARS LOGO ]
   ----------------------------------------------------------------------------

                                                   MAZARS PAARDEKOOPER HOFFMAN
   Board of Directors
   ECI Telecom Ltd.
   P.O. Box 3083
   PETAH TIKVA 49130
   Israel

                                                   Amsterdam, January 22, 2002
                                                              002286/003RB/JdB
   Dear Sirs,


   We have audited the accompanying balance sheets of Kermadec Telecom B.V. as of December 31, 2001 and 2000, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kermadec Telecom B.V. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

   We have audited the segmental statements of income for the year ended 31 of December 2001 as presented in note YTD of the reporting package.

   In our opinion, the segmental statement of income present fairly, in all material respects and conformity with accounting principles generally accepted in the United States of America, the results of its operations by segments for the year ended 31 of December 2001.

   Yours sincerely

   MAZARS PAARDEKOOPER HOFFMAN

   /s/ Jacques Noach
   -----------------

   Drs. J.D.G. Noach RA
   (Jacques.noach@mazars.nl)

Queens Towers - Wilheminatoren - Delflandlaan 1, Postbus 7266-1007/G, Amsterdam
Tel  020 20 60 500    FAX  020 64 051  amsterdam@mazars.nl

   [ MAZARS LOGO ]
   ----------------------------------------------------------------------------

                                                   MAZARS PAARDEKOOPER HOFFMAN
   Board of Directors
   ECI Telecom Ltd.
   P.O. Box 3083
   PETAH TIKVA 49130
   Israel
                                                   Amsterdam, January 22, 2002
                                                              005369/003RB/JdB

   Dear Sirs,

   We have audited the accompanying balance sheet of Inovia Telecoms B.V. as of December 31, 2001, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Inovia Telecoms B.V. as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

   We have audited the segmental statements of income for the year ended 31 of December 2001 as presented in note YTD of the reporting package.

   In our opinion, the segmental statement of income present fairly, in all material respects and conformity with accounting principles generally accepted in the United States of America, the results of its operations by segments for the year ended 31 of December 2001.

   Yours sincerely

   MAZARS PAARDEKOOPER HOFFMAN

   /s/   Jacques Noach
   -------------------

   Drs. J.D.G. Noach RA
   (Jacques.noach@mazars.nl)

Queens Towers - Wilheminatoren - Delflandlaan 1, Postbus 7266-1007/G, Amsterdam
Tel  020 20 60 500    FAX  020 64 051  amsterdam@mazars.nl

   [ MAZARS LOGO ]
   ----------------------------------------------------------------------------

                                                   MAZARS PAARDEKOOPER HOFFMAN
   Board of Directors
   ECI Telecom Ltd.
   P.O. Box 3083
   PETAH TIKVA 49130
   Israel
                                                   Amsterdam, January 22, 2002
                                                              005368/003RB/JdB

   Dear Sirs,

   We have audited the accompanying balance sheet of Lightscape Networks B.V. as of December 31, 2001, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lightscape Networks B.V. as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

   We have audited the segmental statements of income for the year ended 31 of December 2001 as presented in note YTD of the reporting package.

   In our opinion, the segmental statement of income present fairly, in all material respects and conformity with accounting principles generally accepted in the United States of America, the results of its operations by segments for the year ended 31 of December 2001.

   Yours sincerely

   MAZARS PAARDEKOOPER HOFFMAN


   /s/ Jacques Noach
   -----------------

   Drs. J.D.G. Noach RA
   (E-mail: jacques.noach@mazars.nl)

Queens Towers - Wilheminatoren - Delflandlaan 1, Postbus 7266-1007/G, Amsterdam
Tel  020 20 60 500    FAX  020 64 051  amsterdam@mazars.nl

   [ MAZARS LOGO ]
   ----------------------------------------------------------------------------

                                                   MAZARS PAARDEKOOPER HOFFMAN
   Board of Directors
   ECI Telecom Ltd.
   P.O. Box 3083
   PETAH TIKVA 49130
   Israel

                                                   Amsterdam, January 22, 2002
                                                              005370/003RB/JdB
   Dear Sirs,

   We have audited the accompanying balance sheet of ECI NGTS B.V. as of December 31, 2001, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ECI NGTS B.V. as of December 31, 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

   We have audited the segmental statements of income for the year ended 31 of December 2001 as presented in note YTD of the reporting package.

   In our opinion, the segmental statement of income present fairly, in all material respects and conformity with accounting principles generally accepted in the United States of America, the results of its operations by segments for the year ended 31 of December 2001.

   Yours sincerely

   MAZARS PAARDEKOOPER HOFFMAN


   /s/ Jacques Noach
   -----------------

   Drs. J.D.G. Noach RA
   (Jacques.noach@mazars.nl)

Queens Towers - Wilheminatoren - Delflandlaan 1, Postbus 7266-1007/G, Amsterdam
Tel  020 20 60 500    FAX  020 64 051  amsterdam@mazars.nl

   [ MAZARS LOGO ]
   ----------------------------------------------------------------------------

                                                   MAZARS PAARDEKOOPER HOFFMAN
   Board of Directors
   ECI Telecom Ltd.
   P.O. Box 3083
   PETAH TIKVA 49130
   Israel
                                                   Amsterdam, January 22, 2002
                                                              005371/002RB/JdB

   Dear Sirs,

   We have audited the accompanying balance sheet of Enavis Networks B.V. as of December 31, 2001, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Enavis Networks B.V. as of December 31, 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

   We have audited the segmental statements of income for the year ended 31 of December 2001 as presented in note YTD of the reporting package.

   In our opinion, the segmental statement of income present fairly, in all material respects and conformity with accounting principles generally accepted in the United States of America, the results of its operations by segments for the year ended 31 of December 2001.

   Yours sincerely

   MAZARS PAARDEKOOPER HOFFMAN


   /s/ Jacques Noach
   -----------------

   Drs. J.D.G. Noach RA
   (Jacques.noach@mazars.nl)

Queens Towers - Wilheminatoren - Delflandlaan 1, Postbus 7266-1007/G, Amsterdam
Tel  020 20 60 500    FAX  020 64 051  amsterdam@mazars.nl

   [ MAZARS LOGO ]
   ----------------------------------------------------------------------------

                                                   MAZARS PAARDEKOOPER HOFFMAN
   Board of Directors
   ECI Telecom Ltd.
   P.O. Box 3083
   PETAH TIKVA 49130
   Israel
                                                   Amsterdam, January 28, 2002
                                                              213845/007RB/JdB

   Dear Sirs,

   We have audited the accompanying balance sheets of ECI Telecom B.V. as of December 31, 2001 and 2000, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ECI Telecom B.V. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

   We have audited the segmental statements of income for the year ended 31 of December 2001 as presented in note YTD of the reporting package.

   In our opinion, the segmental statement of income present fairly, in all material respects and conformity with accounting principles generally accepted in the United States of America, the results of its operations by segments for the year ended 31 of December 2001.

   Yours sincerely

   MAZARS PAARDEKOOPER HOFFMAN

   /s/ Jacques Noach
   -----------------

   Drs. J.D.G. Noach RA
   (E-mail: jacques.noach@mazars.nl)

Queens Towers - Wilheminatoren - Delflandlaan 1, Postbus 7266-1007/G, Amsterdam
Tel  020 20 60 500    FAX  020 64 051  amsterdam@mazars.nl

                   [ LETTERHEAD OF PRICEWATERHOUSECOOPERS ]

                                                  PricewaterhouseCoopers
                                                  22nd Floor Prince`s Building
                                                  Central Hong Kong
                                                  Telephone (852) 2289 8888
                                                  Facsimile (852) 2810 9888



                          INDEPENDENT AUDITOR'S REPORT

         TO ECI TELECOM LTD. (HEREINAFTER "THE PARENT COMPANY") ISRAEL

         We have audited the accompanying balance sheets of ECI TELECOM (HK) LIMITED ("the Company") as of December 31, 2001 and 2000, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

         We  have audited  the segmental statements of income for the year ended
         31  of  December  2001  as   presented  in  note  YTD  of the financial
         statements.

         In our opinion, the segmental statement of income presents fairly, in all material respects and in conformity with accounting principles generally accepted in the United States of America, the results of the Company's operations by segments for the year ended December 31, 2001.

         /s/ PricewaterhouseCoopers
         --------------------------

         PricewaterhouseCoopers
         CERTIFIED PUBLIC ACCOUNTANTS
         Hong Kong, 28 January 2002